Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Fairpointe Mid Cap Fund

Supplement dated April 8, 2019 to the Summary Prospectus, dated March 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Managers Fairpointe Mid Cap Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective as of April 30, 2019 (the “Implementation Date”), Mary L. Pierson will no longer serve as a portfolio manager of the Fund, and Frances E. Tuite will be added as a portfolio manager of the Fund. Effective on the Implementation Date, Thyra E. Zerhusen, Marie L. Lorden, Ms. Tuite and Brian M. Washkowiak will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective on the Implementation Date, the section titled “Portfolio Management – Portfolio Managers” on page 3 is deleted and replaced with the following:

Portfolio Managers

Thyra E. Zerhusen

Co-Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager at Fairpointe;

Lead Portfolio Manager, Portfolio Manager of the Fund since 05/99.

Marie L. Lorden

Co-Founder and Portfolio Manager at Fairpointe;

Portfolio Manager of the Fund since 03/09.

Frances E. Tuite

Portfolio Manager at Fairpointe;

Portfolio Manager of the Fund since 04/19.

Brian M. Washkowiak

Portfolio Manager at Fairpointe;

Portfolio Manager of the Fund since 02/16.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE